UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, Virginia	22107-0150
(Address of Principal Executive Offices)	(Zip Code)

(703) 873-6600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2018, TEGNA Inc. (the “Company”) announced that, effective immediately following the Company’s 2018 Annual Meeting of Shareholders on April 26, 2018, Marjorie Magner will retire from her positions of non-executive chairman of the board of directors (the “Board”) and director of the Company and will be replaced as non-executive chairman by Howard D. Elias, who has been elected to that position by the Board.

On February 22, 2018, the Company also announced that the Board has elected Stuart J. Epstein to serve as a director of the Company, effective immediately. Mr. Epstein has been appointed to serve as a member of the Audit Committee of the Board, effective immediately following the Company’s 2018 Annual Meeting of Shareholders on April 26, 2018.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2018, the Board amended and restated the Company’s By-Laws (the “By-Laws”) to implement a proxy access by-law permitting a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate, and have included in the Company’s proxy materials, director nominees constituting up to two individuals or 20% of the Board (whichever is greater), provided that the stockholder(s) and the proxy access nominee(s) satisfy the requirements specified in the By-Laws. In addition, the amended and restated By-Laws include modifications to the existing exclusive forum provision and other clerical changes that have been approved by the Board.

The description of the amendments to the By-Laws is qualified in its entirety by reference to the text of the amended and restated By-Laws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing Ms. Magner’s retirement, the appointment of Mr. Elias as non-executive chairman of the Board and the election of Mr. Epstein to the Company’s board of directors is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
3.1	By-Laws of TEGNA Inc., as amended and restated through February 22, 2018.

99.1	Press release dated February 22, 2018

EXHIBIT INDEX

Exhibit	Description
3.1	By-Laws of TEGNA Inc., as amended and restated through February 22, 2018.

99.1	Press Release dated February 22, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC.

By:	/s/ Akin S. Harrison
Akin S. Harrison
Senior Vice President, Associate General Counsel and Secretary

Date: February 27, 2018